[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit 10.6

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is made and entered into as of June 29, 2015 (the “Effective Date”), by and among scPharmaceuticals Inc., having an address at 131 Hartwell Avenue, Suite 215, Lexington, MA 02421 (“scPharma”) and Sensile Medical AG, having an address at Fabrikstrasse 10, CH-4614 Hägendorf, Switzerland (“Sensile Med”) and Sensile Holding AG (“Sensile Holding”) and Sensile Patent AG (“Sensile Patent”), both having an address at Zuger Strasse 76b, CH-6340, Baar, Switzerland (Sensile Med, Sensile Holding and Sensile Patent together in any combination, “Sensile”) (each of scPharma, Sensile Med, Sensile Holding and Sensile Patent, a “Party” and, collectively, the “Parties”),

WITNESSETH

WHEREAS, the Parties have executed a Strategic Partnership Agreement dated March 18, 2013 (the “Original Partnership Agreement”) and an amendment to the Original Partnership Agreement dated January 31, 2014 (the Original Partnership Agreement as amended shall be referred to herein as the “Partnership Agreement”);

WHEREAS, the Parties have executed a Device Development Agreement pertaining to a Drug/Device combination for loop diuretics dated March 22, 2013 (the “Original Development Agreement”), an amendment to the Original Development Agreement on July 29th 2013, and a second amendment on February 17, 2014 (the Original Development Agreement as amended shall be referred to herein as the “Development Agreement”);

WHEREAS, scPharma and Sensile Holding have executed a Development Option Agreement dated June 24, 2013 (“Original Option Agreement”) and a Notice of Exercise of Option to Develop and Commercialize dated October 31, 2013 (“Notice of Exercise”) (the Original Option Agreement together with the Notice of Exercise shall be referred to herein as the “Option Agreement”);

WHEREAS, the Parties have executed an Omnibus Amendment dated February 28, 2014, amending and clarifying provisions in said agreements;

WHEREAS, the Partnership Agreement together with the Development Agreement and Option Agreement, as amended by the Omnibus Amendment, shall be referred to herein as the “Original Agreements”;

WHEREAS, Sensile is the developer and manufacturer of advanced drug delivery devices, and owns certain technology relating to the Pump (as defined herein) and related mechanisms which collectively constitute a Device (as defined herein);

WHEREAS, scPharma is a biotechnology company developing biopharmaceutical drug/device products; and

WHEREAS, the Parties are collaborating on the development and commercialization of certain drug/device combinations with scPharma contributing Drug-related development and Sensile contributing Device-related development.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is acknowledged, the Parties hereby agree as follows:

1.    DEFINITIONS

The following terms shall have the meanings assigned to them below for purposes of this Agreement:

“Affiliate” means any corporation or non-corporate entity, which directly or indirectly controls, is controlled by, or is under common control with a Party. A corporation or noncorporate entity shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation or (i) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation or (ii) in the case of a non-corporate entity, the power to direct or cause the direction of the management and policies of such corporation or non-corporate entity, as applicable.

“Clinical Trial” means a clinical study designed to investigate the safety, efficacy, economic or other aspects of a treatment, which may be conducted in support of Regulatory Approval, for marketing purposes or to investigate the utility in a particular clinical setting. For purposes of clarity, Clinical Trials include phase I, phase II, phase III or phase IV clinical trials.

“Confidential Information” means, subject to the exceptions set forth in the following sentence, any information or data, regardless of whether it is in tangible form, disclosed by either Party (the “Disclosing Party”) that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within thirty (30) days of disclosure to the other Party (the “Receiving Party”); provided, however, that information or data related to or regarding a Disclosing Party’s business plans, strategies, technology, research and development, current and prospective customers, and products or services shall be deemed Confidential Information of the Disclosing Party even if not so marked or identified, unless such information is the subject of any of the exceptions set forth in the following sentence. Information and data will not be deemed Confidential Information hereunder if such information: (a) is known to the Receiving Party prior to receipt from the Disclosing Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (b) becomes known (independently of disclosure by the Disclosing Party) to the Receiving Party directly or indirectly from a source other than one having an obligation of confidentiality to the Disclosing Party; (c) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the Receiving Party; or (d) is independently developed by the Receiving Party without use of the Disclosing Party’s Confidential Information.

“Control” or “Controlled” means that a party has the right, without needing to seek further consent, or to otherwise breach any obligation upon it, to transfer, disclose, license or make available to another the relevant right or asset (as the context requires).

“Cover” means with respect to any product, component or process, that an Intellectual Property Right (or, if such Intellectual Property Right is a Patent Right, that a valid claim of such Patent Right) owned or Controlled by a Party would, absent a license thereunder or ownership thereof, be infringed or misappropriated by the use, development, having developed, making, having made, sell, having sold, offering for sale, importing, having imported, exporting, having exported or otherwise exploiting or having exploited of a product, component or process in the

Territory in the Field of Use, provided however, that in determining whether a valid claim that is a claim of a pending patent application would be infringed, it shall be treated as if issued as then currently prosecuted. Cognates of the word “Cover” shall have correlative meanings.

“Develop” means to discover, research, design or otherwise develop the Device or a process to produce the Device, or perform regulatory activities or production planning for the Device, in accordance with a Development Plan. “Development” means any and all activities directed to the discovery, research, design, development, regulatory activities and production planning of the Device, as mutually agreed upon by the Parties in a Development Plan.

“Development Plan” means a plan containing the description of the Development activities for the Device.

“Device” means a mini drug delivery pump device that includes a Pump, Disposable Component and Reusable Component and other components.

“Disposable Component” shall mean a device component comprised of the Pump, fluid path and other components, that is designed to be (i) combined with the Reusable Component, (ii) suitable for single-use administration of a Drug and (iii) discarded or recycled after such use.

“Drug” means any biopharmaceutical product that scPharma wishes to develop for subcutaneous administration by means of a drug/device combination.

“Excluded Field” means (i) pharmaceutical products for the treatment of diabetes based on the SenseCore Technology, (ii) use with dopaminergic therapy based on the SenseCore Technology, (iii) oncology drugs and biosimilars thereof based on the SenseCore Technology, (iv) to the extent exclusivity has been granted to a Third Party under an existing agreement with Sensile as of the Effective Date of the Omnibus Amendment, diabetes, neurology, pain management, general infusion, enteral nutrition, dopaminergic therapy, oncology and neonatology, and (v) to the extent exclusivity may be granted to a Third Party by Sensile in the future, products outside the Exclusive Areas.

“Exclusive Areas” means Generics in the field of

(i)    loop diuretics,

(ii)    glycopeptide antibiotics,

(iii)    cephalosporins,

(iv)    inotropes, vasopressors, anti-arrythmics, heart failure medications and calcium channel blockers, in each case, for cardiovascular diseases,

(v)    antibiotics, antifungals and antivirals, in each case, for infectious diseases,

(vi)    infertility medications and iron chelation therapies, in each case, for hematology or infertility that are suitable for subcutaneous administration and

(vii)    pandemic response applications and projects funded by the US government or other US public source

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“Field of Use” means Development and commercialization of a Product for subcutaneous administration based on the SenseCore Technology, in the Exclusive Areas.

“Generic” or “Generics” means a drug or biologic which is no longer subject to patent or regulatory exclusivity.

“Improvement” means any invention or discovery that is conceived or first reduced to practice during performance of the Development activities, whether invented or discovered solely by scPharma, solely by Sensile or jointly by scPharma and Sensile.

“Intellectual Property Rights” means (i) Patent Rights, (ii) Know-How, (iii) rights associated with Know-How that are works of authorship including copyrights, copyright applications, and copyright registrations; and (iv) rights in any trade names, trademarks, service marks, domain names, logos, trade dress and brand features.

“Know-How” means all information, whether tangible or intangible and whether patentable or not patentable, including inventions, technologies, know-how, research and formulation methods, proprietary information, processes, procedures, techniques, algorithms, programs, discoveries, improvements, devices, pharmaceuticals, biologics, products, concepts, designs, prototypes, samples, ideas, models, technical information, materials, drawings, specifications, trade secrets, data and results.

“Laws” means all applicable laws, regulations, rules or orders.

“NDA” means a New Drug Application submitted to the FDA in the United States in accordance with the United States Federal Food, Drug and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder, with respect to a pharmaceutical product.

“Net Sales” shall mean the gross amount received by scPharma or its Affiliate from a Third Party for the applicable Product, less the following;

(a)    the cost of the applicable Device and other fees paid by scPharma to Sensile;

(b)    any payment (including, but not limited to, royalties or other license fees) to one or more Third Parties to obtain a patent license in the absence of which scPharma could not legally make, import, use, sell, or offer for sale the Product that includes the applicable Device;

(c)    customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(d)    amounts repaid or credited by reason of rejection or return;

(e)    any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a Product which is paid by or on behalf of scPharma; and

(f)    outbound transportation and distribution costs prepaid or allowed and costs of insurance in transit.

“Patent Rights” shall mean (i) all patents and patent applications in any country or supranational jurisdiction; and (ii) any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.

“Pre-Existing Intellectual Property” shall mean any and all Intellectual Property Rights existing as of March 18,2013.

“Product” means a combined product consisting of a Drug and a Device.

“Pump” means the disposable rotary-piston pump developed and owned or controlled by Sensile for use in the Device.

“Regulatory Approval” means the approvals, licenses, registrations, or authorizations granted or issued by any national, regional, state or local governmental entities and agencies, necessary for the development, registration, manufacture, use, transport, export, import, promotion or sale of the Product in a country, including pricing and reimbursement approvals to the extent the applicable regulatory authorities in such country require a pricing or reimbursement approval prior to commercialization of a Product in such country.

“Regulatory Authority” means any applicable regulatory and/or governmental body or bodies having jurisdiction over a Drug, the Device or the Product in the Territory.

“Reusable Component” shall mean a device component comprised of the motor, battery, electronics for operations and other components, that is designed to be (i) combined with the Disposable Component and (ii) suitable for multiple Drug administration when used with the Disposable Component.

“scPharma Inventions” shall mean all Intellectual Property Rights comprising or in, to or that claim or Cover any and all (a) Products, (b) components of any and all Products, (c) Drugs, and (d) Improvements of any and all of the foregoing, in each case, which result or arise from the Development activities (including in the development, testing or manufacture of any of the foregoing), whether by Sensile or scPharma, or their respective personnel or subcontractors, jointly or individually. scPharma Inventions do not include any technology specifically described under Sensile Inventions.

“SenseCore Technology” means the Intellectual Property Rights Covering the Pump.

“Sensile Inventions” means all Intellectual Property Rights comprising or in, to, or that claim or Cover (a) the Device, (b) manufacturing processes for the Device, and (c) Improvements of any and all of the foregoing, in each case, which result or arise from the Development activities, whether by Sensile or scPharma, or their respective personnel or subcontractors, jointly or individually and which are not specific to the Device, including without limitation the patents listed on Schedule 1.1.

“Sensile Pre-Existing Intellectual Property” means Pre-Existing Intellectual Property, owned or Controlled by Sensile Med, Sensile Holding or Sensile Patent, including the Intellectual Property Rights listed on Schedule 1.2.

“Supply Cost” means the cost of the applicable Device and other fees paid by scPharma to Sensile and/or to other manufactures of the Device and/or its components.

“Term” means as defined in Section 10 below.

“Territory” means worldwide.

“Third Party” means any party other than Sensile, scPharma and their respective

2.    LICENSE

2.1    Exclusive License Grant, During the Term and subject to the terms of this Agreement, Sensile hereby grants and agrees to grant to scPharma an exclusive (even as to Sensile), worldwide license, with a limited right to sublicense (as described below), under the Sensile Pre-Existing Intellectual Property and Sensile Inventions, to use, have used, Develop, have Developed, sell, offer for sale, import and export the Products, Devices and subsequent modifications, enhancements, improvements or versions thereof in the Field of Use, including to perform the Development activities required to commercialize Products in the Field of Use (the “License”).

2.2    Manufacturing License Grant. In the event scPharma engages itself or an alternative supplier, effective upon the date of notice delivered to Sensile by scPharma therefor (“Alternative Supplier Notice”), Sensile hereby grants and agrees to grant to scPharma an exclusive, worldwide license, with a limited right to sublicense (as described below), under the Sensile Pre-Existing Intellectual Property and Sensile Inventions to make or have made Products, Devices and subsequent modifications, enhancements, improvements or versions thereof in the Field of Use (“Manufacturing License”). The Manufacturing License shall become part of the License on the date of the Alternative Supplier Notice. Sensile shall have the right to approve each alternative supplier, which approval shall not be unreasonably withheld or delayed. Sensile shall provide such alternative supplier with sufficient information to permit such alternative supplier to manufacture the Device, and shall exercise best efforts to support the manufacture of the Device by such supplier. [***].

2.3    Sublicensing. Sensile hereby grants and agrees to grant to scPharma, subject to these limitations, the exclusive right to sublicense its rights under the License to make, have made, sell, offer for sale, import and export Products, Devices and subsequent modifications, enhancements, improvements or versions thereof by an Affiliate or Third Party manufacturer or distributor, in each case, on behalf of scPharma, in the Field of Use (License and such right to sublicense, the “Exclusive License”).

2.4    Exclusivity. The continuation of exclusivity in the Exclusive License shall be subject to Section 2.6. In the event additional exclusive fields are added in accordance with Section 2.7, the License shall be exclusive as agreed by the Parties for such Additional Field (defined below), and the definitions of Exclusive Areas and Field of Use shall be deemed to include such, additional exclusive fields.

2.5    No Implied Licenses. Except as expressly set forth in this Agreement, neither Party shall be deemed to have granted to the other Party (by implication, estoppel or otherwise), any other licenses, rights, title, or interest in or to any other Intellectual Property Rights Controlled by a Party.

2.6    Exclusivity Lapses. Exclusivity of the License shall be subject to the achievement of the following milestones. At all times, Sensile shall work diligently with scPharma to Develop and commercialize Products and Devices in the Field of Use. In the event of a delay in the Development timelines attributable to Sensile or factors outside of scPharma’s control, the Parties will work together in good faith to adjust such timelines and corresponding milestones. In the event that any of these milestones are not met, scPharma will have [***] after the applicable milestone to submit a written plan to Sensile for the achievement of such milestone. scPharma and Sensile will negotiate in good faith for up to [***] the plan for the achievement of the milestone. If scPharma does not achieve the milestone by the end of such [***] negotiation period or, if later, the date on which the Parties agree in writing, only Sensile shall have the right to determine the following: That the exclusivity of the Exclusive License shall lapse with respect to the applicable country or territory and the applicable Exclusive Area and such portion of the Exclusive License shall become non-exclusive, in each case effective upon receipt by scPharma of a notice (the “Conversion Notice”) therefor. Such expiration of exclusivity shall not affect scPharma’s right, and Sensile’s obligation to work with scPharma, under this Agreement and the Original Agreements to research and develop any Device, and the Parties will continue to research and develop such Device in accordance with the terms and conditions of this Agreement and the applicable Development Plan. Exclusivity of the License shall lapse on an Exclusive Area-by-Exclusive Area basis in accordance with the following terms.

(a)    Loop Diuretics Exclusivity. The License shall convert from an exclusive license to a non-exclusive license in the field of loop diuretics in the event scPharma does not meet the following milestones:

(i)    the filing with the FDA of an NDA, as appropriate, or filing with the appropriate Regulatory Authority in the European Union of a similar application or filing (including a CE marking application), in either case for a Product in the field of loop diuretics [***];

(ii)    the first commercial sale in the United States or European Union, as applicable, of a Product within [***] after Regulatory Approval for sales of a Product in the field of loop diuretics in the United States or European Union; provided, however, that if such milestone is not achieved, only exclusivity in the applicable country or geographic territory in which the milestone was not achieved shall expire;

(iii)    [***];

(iv)    the failure to file an NDA or CE mark application in the United States or European Union (each a “Major Market Territory”), as applicable, within [***] after first commercial sale of the applicable Product in the first Major Market Territory for which such an application was filed pursuant to clause (i) above; provided, however, that if such milestone is not achieved, only exclusivity in the applicable country or geographic territory for which the applicable application has not been filed shall expire,

(v)    for countries outside the United States and European Union, the failure to initiate a regulatory filing within [***] after the first commercial sale of the applicable Product in the United States; provided, however, that if such milestone is not achieved, only exclusivity in the country or territory for which a regulatory filing was not initiated shall expire; and

(vi)    the failure of the FDA to approve the Product within [***] after filing the applicable NDA; provided however, that if such milestone is not achieved, only exclusivity in the United States shall expire.

2.7    Additional Fields.

(a)    From time to time scPharma may wish to Develop or commercialize a drug-device combination based on an existing Device for subcutaneous administration based on the SenseCore Technology in fields outside the then-current Field of Use, excluding the Excluded Field (“Additional Field”). In that event, scPharma will provide Sensile written notice of its intentions and the applicable Additional Field. Sensile will respond to such notice within [***] to: (i) if Sensile has an alternate business interest pertaining to a drug/device combination that would preclude scPharma’s development and commercialization plan, Sensile shall so inform scPharma, or (ii) if Sensile does not have such an interest, Sensile will send scPharma a notice of acceptance (“Notice of Acceptance”) and grant scPharma a period of exclusive evaluation and negotiation for [***], during which Sensile and its Affiliates will cooperate in good faith with scPharma with respect to the evaluation of the intended Product. In the event that the Development of any such Product requires additional Development activities, the Parties shall negotiate in good faith a Development Plan for such Product within [***] of the date of the Notice of Acceptance from Sensile and negotiate in good faith reasonable and customary Development charges that may apply. Any such Product shall be subject to the Per-Unit Fee set forth in Section 3.1(a).

(b)    In the event scPharma desires exclusivity for such Product and/or in an Additional Field, scPharma will notify Sensile in writing the scope of the desired exclusivity (such notice, the “Additional Field Notice”), Such exclusivity may be defined by the applicable Drug, the Drug class, the intended use, or a therapeutic area. If such exclusivity is requested by scPharma, scPharma’s notice will contain certain milestones required to maintain such exclusivity. Such milestones may relate to [***]. Sensile shall respond to such exclusivity request within [***] with acceptance or denial of the request for exclusivity. In the event Sensile accepts such request by written notice to scPharma (the “Exclusivity Acceptance Notice”), scPharma shall pay Sensile a royalty on Net Sales of such Product as set forth in Section 3 below. For each Additional Field granted to scPharma exclusively, the Incremental Disposable Units volume established in Exhibit 2.6(a) will be added to the Minimum Volumes. The following example is to clarify the aggregate minimum volumes: [***].

(c)    In the event scPharma has not requested exclusivity by means of an Additional Field Notice, Sensile may elect to grant scPharma exclusivity for the class of therapeutic agents to which the Product belongs, in exchange a royalty on Net Sales of such Product as set forth in Section 3 below.

3.    FEES AND PAYMENT

3.1    Consideration.

(a)    Per-Unit Fee. scPharma will pay Sensile the per unit prices set forth in Schedule 3.1(a) for each Reusable Component and Disposable Component included in a product sold to a Third Party or used in clinical trials (the “Reusable Component Per-Unit Fee” and “Disposable Component Per-Unit Fee,” respectively, and collectively, the “Per-Unit Fee”) For avoidance of doubt, no Per-Unit Fee is payable for units used in release testing or for samples.

(b)    Royalty on Net Sales. scPharma will pay Sensile a [***] royalty on Net Sales of Products. In the event the exclusivity lapses under Section 2.6 or Sensile materially breaches an obligation (including with respect to scPharma’s ability to maintain exclusivity), then with respect to the countr(y)/(ies) or Product(s) for which scPharma no longer has exclusivity, all royalty obligations shall immediately cease.

3.2    Sales Reports. Within [***] of the end of each calendar quarter, scPharma shall deliver to Sensile a report setting forth, for such calendar quarter, the following information, on a Product-by-Product, country-by-country and Territory-wide basis: (a) Net Sales of each Product, (b) units sold of each Product, (c) the Per-Unit Price due for the sale of Products, (d) the royalty payment due hereunder, and (e) the basis for any adjustments to the royalty payment or Per-Unit Prices payable for such calendar quarter. The total royalty and Per-Unit Price due for the sale of all such Products during such calendar quarter shall be remitted [***].

3.3    Royalty Terms. The obligation to pay royalties under this Agreement shall be imposed only once with respect to any sale of any Product to end users/distributors, and shall not attach with respect to any intra-company transfers between scPharma Affiliates. With respect to any particular Product in any particular country, scPharma shall only be obligated to pay royalties during the period during which the sale, offer for sale or importation of such Product in such country would infringe, but for the license granted herein, a valid claim in a Patent Right included in the Sensile Pre-Existing Intellectual Property or Sensile Inventions covering such Product in such country.

3.4    Payments. Late payments for amounts that are not the subject of a good faith dispute shall accrue interest [***]. All payments due hereunder to Sensile shall be made in United States Dollars, and are exclusive of all sales, use, value added, withholding and other taxes and duties. Payments will be made via wire transfer to the account specified by Sensile in writing from time to time,

3.5    Books and Records. scPharma shall keep books and accounts of record in connection with the sale of Products in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. scPharma shall maintain such records for a period of [***] after the end of the calendar quarter in which they were generated. All reports and financial information of scPharma shall be deemed to be scPharma’s Confidential Information and subject to the provisions of Section 4.

3.6    Audit Right. Upon [***] prior written notice, a public accounting firm engaged by Sensile and to which scPharma has no reasonable objection shall have the right to inspect the books of account, records, documents and instruments of scPharma related to the sales of Products [***], at any time during regular business hours during the term of this Agreement to ascertain the accuracy of such records; provided, however, that such audits may not be performed by Sensile more than once per calendar year and that Sensile shall not be permitted to audit the same period of time more than once. Such accountant, prior to any review hereunder, shall have entered into an appropriate confidentiality agreement with scPharma and shall have been instructed not to reveal to Sensile the details of its review information presented in a summary fashion as is necessary to report the accountant’s conclusions to Sensile. The calculation of all amounts with respect to each calendar quarter shall be binding and conclusive upon both Parties [***] after the close of said quarter. [***]

4.    CONFIDENTIALITY

4.1    Confidentiality Obligations. The Receiving Party acknowledges that it will have access to the Disclosing Party’s Confidential Information. The Receiving Party agrees that it will not (a) use any such Confidential Information in any way, for its own account or the account of any Third Party, except for the exercise of its rights and performance of its obligations under this Agreement, or (b) disclose any such Confidential Information to any person or entity, other than furnishing such Confidential Information to (i) its employees, contractors and consultants who are required to have access to the Confidential Information in connection with the exercise of Receiving Party’s rights or performance of its obligations under this Agreement and (ii) its accountants and advisors who have a “need-to-know” for the purpose of providing services to such Party; provided, however, any and all of the above-described employees, contractors, consultants and advisers are bound by written agreements or, in the case of attorneys or other professional advisers, formal ethical duties, requiring to treat, hold and maintain such Confidential Information in accordance with the terms and conditions of this Section 4 or for the purpose of evaluating the applicable investment, loan or acquisition. The Receiving Party agrees that it will not allow any unauthorized person access to the Disclosing Party’s Confidential Information, and that the Receiving Party will take all action reasonably necessary to protect the confidentiality of such Confidential Information, including implementing and enforcing procedures to minimize the possibility of unauthorized use or copying of such Confidential Information.

4.2    Disclosures Required by Law. In the event the disclosure of the Disclosing Party’s Confidential Information is required by applicable law, judicial or regulatory subpoena, Receiving Party shall provide Disclosing Party with prompt written notice of any such requirement in order to afford Disclosing Party time either to seek an appropriate protective order (or other remedy) or a waiver of compliance therewith. If such order or other remedy is not obtained, Receiving Party shall disclose only that portion of the applicable Confidential Information that, in the opinion of counsel to such Party, is legally required to be disclosed and shall exercise all reasonable efforts to obtain assurances that confidential treatment will be accorded the applicable information. Receiving Party shall cooperate reasonably with Disclosing Party in all respects in seeking to obtain a protective order or other remedy or otherwise to diligently contest or limit the required disclosure.

4.3    Terms of this Agreement.

(a)    Confidentiality. Neither Party will disclose any of the terms of this Agreement to any Third Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may disclose such terms:

(i)    to (A) its accountants and advisors who have a “need-to-know” for the purpose of providing services to such Party and (B) existing and potential investors, lenders, acquirers, collaboration and/or co-development partners, distributors, reseller, licensees and the accountants and advisors of any of the foregoing; provided that any such recipient under either of the foregoing clauses (A) or (B) is bound by a written agreement (or in the case of attorneys or other professional advisors, formal ethical duties) requiring such recipient to treat, hold and maintain the terms of this Agreement on a confidential basis, and

(ii)    in order to comply with an applicable judicial process, if in the reasonable opinion of such Party’s counsel, such disclosure is necessary for such compliance, provided that such Party shall notify the other Party of such Party’s intent to make any such disclosure sufficiently prior to making such disclosure so as to allow such other Party adequate time to review and comment on such disclosure and further to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed.

(b)    Legal and Regulatory Requirements. This Agreement and terms hereof may be disclosed as otherwise required pursuant to applicable law, regulation, stock market or stock exchange rule or rule of a self-regulatory organization (e.g., rules or regulations of the United States Securities and Exchange Commission, the NASDAQ or the NYSE); provided that a Party proposing to make such a disclosure as required by law, rule or regulation shall inform the other Party a reasonable time prior to such required disclosure, shall provide the other Party with a copy of the text of such proposed disclosure sufficiently in advance of the proposed disclosure to afford such other Party a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement) and shall reasonably consider, consistent with applicable law, rule and regulation (including interpretations thereof), the requests of the other Party regarding confidential treatment for such disclosure. Without limiting any of the foregoing, the filing Party shall request confidential treatment of sensitive provisions of the Agreement to the extent permitted by applicable laws and as reasonably practicable.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1    Authority. Each Party represents, warrants and covenants to the other Party that (a) it has all requisite power and authority (corporate and otherwise) to enter into this Agreement and this Agreement has been duly and validly executed and delivered by it; (b) all necessary consents, approvals and authorizations of all government authorities and other persons required will be obtained by the Effective Date in connection with the execution, delivery and performance of this Agreement; (c) its execution and delivery of this Agreement and the performance of its obligations hereunder do not and will not conflict with, or result in a breach of, or a default under, its organizational instruments or any other agreement, instrument, order, or law applicable to it or by which it may be bound.

5.2    Intellectual Property. Sensile represents, wan-ants and covenants to scPharma that, with respect to any Intellectual Property subject to this Agreement, (a) there is no claim, suit, proceeding, or other investigation pending, nor to the actual knowledge of such Party, overtly threatened, which is likely to prevent or materially interfere with such Party’s timely performance under this Agreement, (b) it is the sole and exclusive owner of the Sensile Pre-Existing Intellectual Property and Sensile Inventions, all of which is free and clear of any claims, liens, charges or encumbrances, (c) it has the right to grant the licenses granted herein, and this Agreement, including the grant of the licenses herein, shall not violate or breach any other existing obligation of Sensile to any Third Party. Sensile represents, warrants and covenants to scPharma that, to the best of its knowledge, the Sensile Pre-Existing Intellectual Property and Sensile Inventions are subsisting, valid and enforceable in each jurisdiction in which presently pending. Sensile’s employees and subcontractors have executed, or will execute, prior to performing any activities under the Development Plan or otherwise performing services contemplated by or exercising rights or fulfilling obligations on behalf of Sensile under this Agreement, written intellectual property assignment and confidentiality and nondisclosure agreements sufficient to enable each Party to exercise its respective rights and comply with its respective intellectual property and confidentiality obligations under this Agreement. In particular, Sensile Patent AG represents and warrants that it owns the rights, title, and interest in the Sensile Pre-Existing Intellectual Property and Sensile Inventions based on each inventor either (A) having been an employee of Sensile Medical AG at the time of conception and production of the invention disclosed and/or claimed in the one or more Licensed Patents on the basis that the invention was made in the course of their work for Sensile Medical AG and in performance of their contractual obligations, and Sensile Medical AG having then assigned all rights, title, and interest in the Licensed Patents to Sensile Patent AG via a valid assignment agreement, or (B) or having assigned all rights, title, and interests of the one or more Licensed Patents on which that inventor is named to Ecole Polytechnique Federale De Lausanne (EPFL) of Lausanne, Switzerland, and EPFL having then assigned all rights, title, and interest in the Licensed Patents to Sensile Patent AG via a valid assignment agreement.

5.3    Third Party Licenses. Without limitation to any other representation, warranty or covenant, Sensile represents, warrants and covenants that, as needed and reasonably feasible, Sensile shall seek out a license, at no cost to scPharma, to ensure the unencumbered use of the Device by scPharma.

5.4    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY WARRANTS THAT THE RESULTS OF THE DEVELOPMENT ACTIVITIES OR THE DEVICE WILL BE IN ACCORDANCE WITH THE EXPECTATIONS OF THE OTHER PARTY OR WILL PRODUCE OR RESULT IN THE DESIRED END PRODUCT, THAT THE DEVICE WILL BE SAFE, EFFECTIVE, OR COMMERCIALLY VIABLE, OR THAT THE DEVICE WILL BE APPROVED BY ANY REGULATORY AUTHORITY. THE FOREGOING DISCLAIMER SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH WARRANTY, AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF SUCH WARRANTY.

6.    OWNERSHIP OF INVENTIONS AND INTELLECTUAL PROPERTY RIGHTS

6.1    Ownership.

(a)    Inventions. Each Party’s ownership of Pre-Existing Intellectual Property is not affected by this Agreement, and neither Party shall have any claims to or rights in any Pre-existing Intellectual Property of the other Party, except as expressly provided for in this Section 6. Sensile shall be the sole owner of Sensile Inventions, and scPharma shall be the sole owner of scPharma Inventions, The Parties agree to promptly and fully disclose any and all scPharma Inventions and Sensile Inventions to each other in writing. To the extent scPharma has any rights in Sensile Inventions, scPharma hereby assigns and agrees to assign to Sensile all of its Intellectual Property and proprietary rights, title and interest in and to Sensile Inventions; and all rights of action and claims for damages and benefits arising due to past and present infringement of said rights. To the extent Sensile has any rights in the scPharma Inventions, Sensile hereby assigns and agrees to assign to scPharma all of its Intellectual Property and proprietary rights, title and interest in and to the scPharma Inventions; and all rights of action and claims for damages and benefits arising due to past and present infringement of said rights.

(b)    Clinical Trial Results. With the exception of Sensile Inventions in the Clinical Trial Results (defined below), notwithstanding anything to the contrary in any of the Original Agreements, to the extent allowable under applicable law, scPharma shall own all right, title and interest in and to the data, results, discoveries, material, methods, processes, knowledge, know-how, experience, patentable or non-patentable inventions, technology and information of any type whatsoever arising from, or discovered or reduced to practice within the framework of, conducting a Clinical Trial (“Clinical Trial Results”). “Clinical Trial Results” further means any and all tangible forms, which embody or contain the Clinical Trial Results. The Clinical Trial Results shall deemed to be Confidential Information proprietary to scPharma. Notwithstanding anything to the contrary in any of the Original Agreements, scPharma shall have no obligation to share any portion of the Clinical Trial Results with Sensile Med or Sensile Holding. For the avoidance of doubt, Sensile shall have1 no right, title or interest in or to the Clinical Trial Results.

(c)    Molds, Tools and Equipment. Notwithstanding anything to the contrary in the Original Agreements, scPharma shall be the owner of all molds, tools, and equipment designed specifically for the making of each Device.

(d)    Molds, tools, and equipment related to the manufacturing of the SenseCore pump components (Pump shaft and Pump housing) shall not be changed or modified without the explicit consent of Sensile, which consent shall not be unreasonably withheld, delayed or conditioned.

(e)    Use of Devices in Marketing. Prototypes, Devices and Device components developed under this Agreements for scPharma may be of value to Sensile in its marketing and business development activities with third parties outside the Exclusive Field. Subject to availability after meeting customer demand, Sensile may request from scPharma permission for the use of up to [***] selected from Prototypes, Devices, and Device components (“Marketing Devices”) for its marketing and business development purposes outside the Exclusive Field, which permission will not be unreasonably withheld, delayed or conditioned. Sensile may not sell Marketing Devices for commercial purposes in any field. All use of Marketing Devices shall be subject to scPharma’s Intellectual Property rights and ownership of molds, specifications, drawings, and blueprints for the Device. For avoidance of doubt, Sensile shall not have the right, and shall not communicate to others that it has the right, to utilize scPharma’s molds, specifications, drawings or blueprints, or scPharma’s Intellectual Property Rights, to manufacture the Device or Product for a Third Party, in any field. Sensile may disclose to Third Parties design drawings and the identify of materials used, but no other information regarding the Product or Device or any component thereof. Sensile will pay scPharma the same PER-UNIT FEES, in addition to applying the production costs per device, as described in SCHEDULE 3.1(a) to this agreement for all Marketing Devices

6.2    Prosecution.

(a)    Sensile shall have the sole right to file, prosecute, and maintain Patent Rights with respect to Sensile’s Pre-Existing Intellectual Property and Sensile Inventions, and all costs and expenses associated therewith shall be borne by Sensile. scPharma shall have the sole right to file, prosecute, and maintain Patent Rights with respect to scPharma’s Pre-Existing Intellectual Property and scPharma Inventions, and all costs and expenses associated therewith shall be borne by scPharma. Each Party agrees to cooperate and assist the other Parry to execute, and shall cause its personnel to execute, all documents reasonably necessary for the other Party to secure, perfect, effectuate and preserve such Party’s ownership rights in and to their respective inventions. Sensile shall consult with and keep scPharma informed of all substantive issues relating to the preparation, filing, prosecution and maintenance of the Sensile Pre-Existing Intellectual Property and Sensile Inventions, and shall furnish to scPharma copies of documents relevant to such preparation, filing, prosecution or maintenance in sufficient time prior to filing such document to allow for review and comment by scPharma. Sensile shall consider scPharma’s comments in good faith and, to the extent possible in the reasonable exercise of its discretion, shall incorporate all such comments. In the event that Sensile does not incorporate any such comment, it shall contact scPharma to discuss and resolve any disagreement thereto in good faith.

(b)    Sensile shall not file any application for a Patent Right that claims or Covers a combination of Sensile’s Pre-Existing Intellectual Property or Sensile Inventions with a pharmaceutical product related to a Drug in the Field of Use or in a field for which scPharma has sent an Additional Field Notice for any existing and agreed upon future Products (“Combination Intellectual Property”).

(c)    scPharma shall not file any application for a Patent Right that claims or Covers Sensile Pre-Existing Intellectual Property or Sensile Inventions without prior approval by Sensile, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding, this Section 6.2(c) shall not prevent scPharma from filing any Patent Right application that claims or Covers a drug-device combination. In the event that, after the Effective Date, (i) scPharma files a Patent Right application that claims or covers a drug-device combination, and (ii) a Patent Right issues to scPharma from such Patent Right application that, absent a license from scPharma, would prevent Sensile from making, using, selling or offering for sale any Sensile Pre-Existing Intellectual Property or Sensile Inventions, then scPharma shall grant Sensile a perpetual, royalty-free license under such Patent Right solely to the extent that such a license is required to make, use, sell, offer to sell and import Devices and only in the Excluded Field for such country where such patent was issued. For purposes of clarity, such license shall not extend to the Field of Use or any therapeutic area or field where scPharma has exclusivity to the Sensile Pre-Existing Intellectual Property or Sensile Inventions.

(d)    During the term of this Agreement, Sensile and its Affiliates will not disclose the Device Master Record (“DMR”) to any Third Party without permission of scPharma.

6.3    Enforcement.

(a)    [***]. Each of the Parties shall notify the other Party within [***] if they become aware of any such Infringement Action. [***]. The Party commencing legal action (the “Defending Party”) shall, unless otherwise agreed in writing, [***]. The Defending Party shall consider in good faith requests and comments by the other Party.

(b)    Each Party will cooperate in all reasonable respects with the Defending Party. The Defending Party may prosecute or defend an Infringement Action in its own name or, if required by applicable law, in the name of another Party and may join such other Party as a party to the Infringement Action if a court of competent jurisdiction determines that such Party is an indispensable party to such Infringement Action, in each case, [***]. Each Party hereby irrevocably and unconditionally waives any objection to such joinder, including on grounds of personal jurisdiction, venue or forum non conveniens. Where the Defending Party brings an Infringement Action in the name of another Party or joins another Party, the Defending Party may not settle those proceedings or agree to any order, injunction, settlement or other binding obligation that prohibits or restricts that named or joined Party in any way without the prior written consent of that named or joined Party.

(c)    Any proceeds received from an Infringement Action shall first be applied to reimburse legal fees of the respective Parties in proportion to the costs and expenses incurred. [***].

7.    TECHNOLOGY ESCROW

7.1    Within [***] of the date of signing this Agreement, the parties shall enter into a technology escrow agreement (“Escrow Agreement”) with a mutually acceptable escrow agent (“Escrow Agent”). Within [***] of the execution of said Escrow Agreement, Sensile shall deposit with the Escrow Agent: (a) executed authorization letters in the form set forth in Exhibit 7.1 for each subcontractor and vendor it uses in the manufacture or design of the Device, (b) a copy of the design history file for each Device, (c) a copy of the device master record for each Device, (d) specifications for each Device, and (e) designs for molds, tools, and any other equipment designed specifically for the manufacture of a Device or any component thereof (the “Deposit”). Sensile shall update the Deposit on [***] basis, and shall deposit additional authorization letters each time it engages a new subcontractor or vendor, and each time an existing subcontractor or vendor begins work on a new Device. Sensile shall retain, or cause its subcontractors or vendors to retain, a copy of all documents included in the Deposit for its records. The Escrow Agreement shall instruct the Escrow Agent to: (1) not return the Deposit, or any part thereof to Sensile, without obtaining the prior written consent of scPharma; (ii) designate scPharma as the sole and exclusive beneficiary, along with any successors or assigns of scPharma, as confirmed in writing by scPharma, and (iii) notify scPharma when deposits have been received. scPharma shall pay all costs and fees associated with the escrow account when due and payable. The following events shall constitute a release event under the Escrow Agreement and shall immediately entitle scPharma to request from the Escrow Agent, and the Escrow Agent to release to scPharma, the Deposit: (i) Sensile notifies Escrow Agent to release the Deposit to scPharma; (ii) Sensile materially breaches this Agreement and fails to cure such breach; (iii) Sensile notifies scPharma that it no longer has the capacity to make Devices; (iv) Sensile has been unable to meet its supply obligations for [***]; (v) Termination for Insolvency of Sensile; or (vi) or Sensile commits more than [***] of a material obligation in a period of [***] (each, a “Release Event”). In the event of a Release Event, scPharma shall promptly notify the Escrow Agent to release the Deposit and Sensile shall execute all documents and provide all assistance required for the Escrow Agent to effect such release, promptly after requested to do so. Sensile shall not enter into any definitive agreement with an Escrow Agent regarding the Deposit without prior review and written approval of the execution version of such agreement by scPharma.

7.2    Sensile shall ensure that any subcontractor or vendor it uses under this Agreement (or generally in the manufacture or design of the Device): (a) shall be obligated to assist in any technology transfers contemplated in this Agreement in the manner set forth herein, (b) shall timely effect such technology transfers, and (c) shall accept the assignment of such subcontractor’s or vendor’s contract to scPharma upon any transfer authorized by the parties’ agreements. For the avoidance of doubt, scPharma shall continue to be obligated to pay royalties per the terms of this Agreement (and subject to the termination provisions of such agreement) following a Release Event.

8.    INDEMNIFICATION

8.1    Indemnification by Sensile. Sensile shall defend, indemnify, and hold harmless scPharma, its Affiliates and their respective officers, directors, employees, and agents (“Representatives”) from and against any and all claims, losses, demands, causes of action, and all related costs and expenses of every kind (including reasonable attorneys’ fees, costs, and expenses) occurring, growing out of, incident to, or resulting directly or indirectly from a Third Party claim based on: (a) Sensile’s fraud, willful or intentional acts or gross negligence; (b) Sensile’s grossly negligent design or manufacture of products; (c) infringement of an Intellectual Property Right of a Third Party resulting from product design, features, or manufacturing processes developed by Sensile; (d) Sensile’s breach of a material obligation under this Agreement; and (e) Sensile’s failure to comply with applicable laws, in each case except for those losses for which scPharma has an obligation to indemnify Sensile, as to which losses each Party will indemnify the other to the extent of their respective liability for the losses.

8.2    Indemnification by scPharma. Except as otherwise provided in Section 8.1 above, scPharma shall defend, indemnify, and hold harmless Sensile, its Affiliates and their respective Representatives from and against any and all claims, losses, demands, causes of action, and all related costs and expenses of every kind (including reasonable attorneys’ fees, costs, and expenses) occurring, growing out of, incident to, or resulting directly or indirectly from a Third Party claim based on: (a) scPharma’s fraud, willful or intentional acts or gross negligence; (b) scPharma’s breach of a material obligation under this Agreement; and (c) scPharma’s failure to comply with applicable laws, in each case except for those losses for which Sensile has an obligation to indemnify scPharma, as to which losses each Party will indemnify the other to the extent of their respective liability for the losses.

8.3    Conditions of Indemnity.

(a)    The Parry claiming a right of indemnification or defense under this Agreement shall provide the indemnifying Party prompt written notice (in all events within [***] of any such claim, including a copy thereof, served upon it, and shall cooperate fully with the indemnifying Party and its legal representatives in the investigation of any such claim, at the indemnifying Party’s expense.

(b)    The indemnifying Party shall have the right to exercise sole control over the defense and settlement of any such claim, including the sole right to select defense counsel and to direct the defense or settlement of any such claim; provided that the indemnifying Party shall not enter into any non-monetary settlement or admit fault or liability on the indemnified Parry’s behalf without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, if the indemnified Party is advised by counsel that there may be a conflict between the positions of the indemnifying Party and the indemnified Party in conducting the defense of such action, then the indemnified Party may elect to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified Party, at the expense of the Indemnifying Party, if it is determined by agreement of the indemnifying Party and the indemnified Party, or by a court of competent jurisdiction, that the indemnified Party is entitled to indemnification hereunder. If the indemnifying Party elects not to assume the defense of such claim or action, the indemnifying Party shall reimburse the indemnified Party for the reasonable legal fees and expenses incurred and shall be bound by the results obtained by the indemnified Party in respect of such claim or action if it is determined by agreement of the indemnifying Party and the indemnified Party or by a court of competent jurisdiction that the indemnified Party is entitled to indemnification hereunder; provided, however, that no such claim or action shall be settled without the written consent of the indemnifying Party. Without limiting the foregoing, the indemnified Party shall have the right to select and to obtain representation by separate legal counsel, and except as provided for above, all costs and expenses incurred by the indemnified Party for such separate legal counsel shall be borne by the indemnified Party.

(c)    Either Party shall be relieved of any indemnification obligation hereunder if the indemnified Party either [***].

9.    LIMITATION OF LIABILITY

EXCEPT FOR LIABILITY FOR A BREACH OF [***] OR A BREACH OF [***] OR [***] AND EACH PARTY’S INDEMNITY OBLIGATIONS FOR CLAIMS ASSERTED BY THIRD PARTIES, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING ANY CLAIMS FOR DAMAGES BASED UPON LOST PROFITS RELATING TO THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR LIABILITY FOR A BREACH OF [***] OR A BREACH OF [***] OR [***] AND EACH PARTY’S INDEMNITY OBLIGATIONS FOR CLAIMS ASSERTED BY THIRD PARTIES, EACH PARTY’S AGGREGATE LIABILITY TO THE OTHER PARTY FOR ANY CLAIM RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, OR THE PRODUCT (WHETHER TN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, BY STATUTE OR OTHERWISE) SHALL BE LIMITED TO AN AMOUNT EQUAL TO THE TOTAL PAYMENTS BY SCPHARMA TO SENSILE UNDER THIS AGREEMENT.

In no event shall a party’s liability to the other party for direct or indirect damages exceed $[***] for a single event or aggregate related events (aggregate event limit).

10.    TERM AND TERMINATION

10.1    Term. This Agreement shall commence on the Effective Date and extend until terminated as set forth in this Agreement (the “Term”).

10.2    Termination for Business Reasons. This Agreement may be terminated for any reason by scPharma, including scPharma’s decision not to continue development of a Product or failure of a Product to receive approval from the appropriate Regulatory Authority, upon [***] prior written notice to Sensile, Upon receipt of notice of termination from scPharma, Sensile shall use its best efforts to limit or terminate any outstanding financial commitments for which scPharma will be held responsible within [***] of termination by scPharma. For any termination pursuant to this Section 10.2, scPharma shall reimburse Sensile for all costs incurred by it for work performed by Sensile prior to the effective date, of termination, including all non-cancellable obligations. Payments under this Section 10.2 shall be subject to Section 2 hereof.

10.3    Termination for Material Breach. Either Party shall have the right to terminate this Agreement upon written notice to the other Party if, after receiving written notice of such material breach, the other Party fails to cure such breach within [***] from the date of such notice.

10.4    Termination for Insolvency. A Party may terminate this Agreement upon bankruptcy, insolvency, dissolution or winding up of the other Party (“Termination for Insolvency”).

(a)    In the event of Termination for Insolvency of Sensile, (i) the applicable escrow agent will release to scPharma the authorization letters and other deposits made in accordance with the Escrow Agreement and (ii) Sensile shall, upon request by scPharma, transfer to scPharma or cause to transfer to scPharma all works in progress, completed Devices and components thereof, all Sensile Pre-Existing Intellectual Property and Sensile Inventions necessary for scPharma to continue to manufacture the Products in according with the applicable specifications. If this Agreement is terminated under any applicable insolvency law or Sensile or an administrator refuses to further perform this Agreement (or any of Sensile’s obligations hereunder) under any applicable bankruptcy or insolvency law, then scPharma may elect to retain all of its license rights under this Agreement (including the rights described in this Section 10.4). All rights and licenses granted under or pursuant to this Agreement by ether Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the scPharma, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

(b)    In the event of Termination for Insolvency of scPharma, all obligations of Sensile to scPharma under this Agreement, including any licenses granted by Sensile to scPharma shall immediately terminate. scPharma shall reimburse Sensile for all costs incurred by it for work performed by Sensile prior to the effective date of termination, including all non-cancellable obligations.

10.5    Rights and Duties Upon Termination. Upon termination of the Agreement, Sensile and scPharma will cooperate to provide for an orderly termination of the Development Plan. Upon notice of termination of this Agreement, the Parties agree to use reasonable efforts to minimize further costs. Each Party shall also promptly return all Confidential Information of the other Party in its custody or control. Termination of this Agreement shall not affect any other rights or remedies which may be available to either Party at law or in equity.

10.6    Survival of Provisions. In addition to any provisions that by their nature survive expiration or termination of this Agreement, the duty of scPharma to pay accrued but unpaid fees and Sections 1 (Definitions), 3.5 (Books and Records), 4 (Confidentiality), 5 (Representations, Warranties and Covenants), 6.1 (Ownership of Inventions, 8 (Indemnification), 9 (Limitation of Liability), 10.5 (Rights and Duties upon Termination), 10.6 (Survival of Provisions) and 11 (Miscellaneous) shall survive the termination or expiration of this Agreement for any reason. Section 7.1 shall survive termination for Insolvency of Sensile or termination for Sensile’s material breach, for so long as is necessary for the Escrow Agent to receive instructions and complete the release following a Release Event. For the purpose of clarification, the following sections will not survive the termination of this agreement: Section 2 (License), except pursuant to Section 10.4(a).

11.    MISCELLANEOUS

11.1    Independent Contractors. The relationship between Sensile and scPharma is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, or principal and agent between Sensile and scPharma. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement, or undertaking with any Third Party.

11.2    Assignment; Subcontracting. scPharma may assign this Agreement, or assign or delegate any rights or obligations under this Agreement, without Sensile’s consent. Sensile may not assign this Agreement, or assign or delegate its rights or obligations under this Agreement, without the prior written consent of scPharma (which shall not be unreasonably withheld, conditioned, or delayed), provided, however, that (a) Sensile may assign this Agreement without the prior written consent of scPharma to an Affiliate or in the event of a sale of all or substantially all of such Party’s assets or business. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve either Party of its responsibility for the performance of any obligation that accrued prior to the effective date of such assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted sale, pledge, assignment, sublicense or other transfer in violation of this Section 11.2 shall be void and of no force or effect.

11.3    Waiver. No failure or delay on the part of the Parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege,

11.4    Severability. If any provision or part of this Agreement is declared invalid by any court of competent jurisdiction or a government agency having jurisdiction, such invalidity shall not affect the remainder of the provision or the other provisions of the Agreement, which shall remain in full force and effect.

11.5    Publication; Use of Name. Neither Party shall issue any press release, publicity or other form of public written disclosure related to this Agreement, the activities conducted hereunder, or the other Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed. Except as otherwise required by, or in the good faith determination by a Party, complies with, Law or securities disclosure rules or guidance, or as required by the terms of this Agreement or mutually agreed upon by the Parties, neither Party shall make any use of the name of the other Party in any advertising or promotional material, or otherwise, without the prior written consent of the other Party.

11.6    Further Assurances. Each Party agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

11.7    Construction. Unless the context otherwise requires, (a) “or” is not exclusive, (b) words in the singular include the plural, and words in the plural include the singular, (c) “herein,” “hereof and other words of similar import refer to this Agreement, and

(d) “including” and “includes,” when following any general provision, sentence, clause, statement, term or matter, shall be deemed to be followed by % but not limited to,” and “, but is not limited to,” respectively. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafter shall not apply.

11.8    Non-Solicitation. During the term of this Agreement and for a period of [***] thereafter, scPharma shall not, and shall require that its Affiliates do not, directly or indirectly solicit, engage or hire any employee or contractor of Sensile or its Affiliates; provided, however, that nothing herein shall prohibit scPharma from soliciting for employment, hiring or employing any person who responds to a general solicitation or advertisement in a newspaper, on the internet, or in some similar medium so long as such general solicitation or advertisement is not directed at any individual employee or group of employees of Sensile or its Affiliates.

11.9    Notices. Any notices under this Agreement shall be in writing as registered mail and delivered to the Parties at the postal addresses set forth below, or to the postal address subsequently provided by a Party in accordance with this Section 11.9, by (a) first class certified mail, return receipt requested, with notice deemed given upon receipt; (b) a nationally-recognized overnight courier service, with notice deemed given on the date of receipt as indicated on the courier’s receipt, or (c) pdf via electronic mail:

if to scPharma:	scPharmaceuticals Inc.
131 Hartwell Avenue, Suite 215
Lexington, MA 02421
Attention: [***]
Tel: [***]
Fax [***]
Email address:

if to Sensile:	Sensile Medical AG
Fabrikstrasse 10
CH-4614 Hägendorf
Switzerland
Attention: CEO
Tel: [***]
Fax: [***]
Email address:

The address and person provided above may be changed by either Party by providing the other Party with written notice of such change.

11.10    Counterparts. This Agreement and any amendment or supplement hereto may be executed in separate counterparts, including by facsimile or electronic signature, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

11.11    Dispute Resolution; Governing Law. In the event of any controversy or claim arising out of or relating to this Agreement, or a breach thereof, the Parties hereto shall consult and negotiate with each other and, recognizing their mutual interests, attempt to reach a satisfactory solution. If they do not reach settlement within a period of [***], then, upon notice by any party to the other(s), any unresolved controversy or claim shall be settled by arbitration administered by the International Centre for Dispute Resolution (“ICDR”) in accordance with the provisions of its International Arbitration Rules. The arbitration will be heard and determined by three (3) arbitrators who are retired judges or attorneys with at least seven (7) years of experience in the medical device industry. Each Party will appoint one (1) arbitrator and the third arbitrator will be selected by the two (2) Party-appointed arbitrators, or, failing agreement within [***] following the date of receipt by the respondent of the claim, by ICDR. The place of arbitration shall be London, England. The language of the arbitration shall be English. Except as may be required by law, neither a Party nor its representatives may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of the Parties. The arbitration award so given will be a final and binding determination of the dispute, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 9. Except in a proceeding to enforce the results of the arbitration or as otherwise required by law, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written agreement of both Parties. Notwithstanding the dispute resolution procedures set forth in this Section 11.11, each Party acknowledges and agrees that breach of any of the terms or conditions of this Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages. This Agreement shall be governed by and interpreted in accordance with the laws of England.

11.12    Entire Agreement. This Agreement and the Original Agreements constitute the entire understanding of the Parties in connection with the subject matter herein and a complete and exclusive statement of the terms of their agreement and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written among the Parties hereto or between any of them, including the Original Agreements. In the event of any conflict between this Agreement and the Original Agreements or any other previously executed agreement involving the parties hereto, this Agreement shall control. This Agreement or any provision hereof shall not be amended, supplemented, or waived except in a writing signed by each of the Parties hereto. For purpose of clarification, if subjects are not defined or covered in this agreement, previous agreements, such as the Partnership Agreement and the Omnibus Amendment are still valid.

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IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties hereto as of the Effective Date.

scPHARMACEUTICALS INC.	SENSILE HOLDING AG

/s/ Pieter Muntendam	/s/ Benno Zehnder
Signature	Signature

Pieter Muntendam	Benno Zehnder
Name	Name

President	Member of the Board
Title	Title

SENSILE MEDICAL AG	SENSILE PATENT AG

/s/ Derek Brandt	/s/ E. Conradi
Signature	Signature

Derek Brandt	E. Conradi
Name	Name

CEO	Chairman of the Board
Title	Title

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 1.1

SENSILE INVENTIONS

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 1.2

SENSILE PRE-EXISTING INTELLECTUAL PROPERTY

[***]

[***]

[***]

[***]

[***]

[***]

EXHIBIT 2.6(a)

Minimum Device Unit Volumes

Minimum Volume Calculation	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Disposable Units	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Incremental Disposable Units Per Additional Field
following Regulatory Approval	[***]	[***]	[***]
Incremental Disposable Units	[***]	[***]	[***]

SCHEDULE 3.1(a)

PER-UNIT FEES

REUSABLE COMPONENT PER-UNIT FEES

[***] per unit

DISPOSABLE COMPONENT PER-UNIT FEES

[***] per unit

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “First Amendment”) is made and entered into this day of June 29, 2016 (the “First Amendment Effective Date”) by and among scPharmaceuticals Inc., having an address at 131 Hartwell Avenue, Suite 215, Lexington, MA 02421 (“scPharma”) and Sensile Medical AG (“Sensile Med”) and Sensile Pat AG (“Sensile Pat”), both having an address at Fabrikstrasse 10, CH-4614 Hägendorf, Switzerland and Sensile Holding AG (“Sensile Holding”), having an address at Zugerstrasse 76b, CH-6340, Baar, Switzerland (Sensile Med, Sensile Holding and Sensile Pat together in any combination, “Sensile”) (each of scPharma, Sensile Med, Sensile Holding and Sensile Pat, a “Party” and, collectively, the “Parties”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into that certain License Agreement, dated June 29, 2015, (the “License Agreement”) pursuant to which scPharma licensed certain products owned by Sensile to perform development activities required to commercialize such products; and

WHEREAS, the Parties wish to amend the License Agreement by modifying the exclusivity provisions, technology escrow and certain other terms.

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth in this Amendment, the Parties have agreed as follows:

AGREEMENT

1.1    Section 2.6(a)(i) of the License Agreement is hereby amended by deleting the date “[***]” and replacing it with “[***]”.

1.2    The first sentence in Section 7.1 is hereby deleted in its entirety and replaced with the following language:

“During the term of this Agreement, either Party may request a technology escrow by notifying the other Party in writing. Within [***] of delivery of such notice, the Parties shall enter into a technology escrow agreement (“Escrow Agreement”) with a mutually acceptable escrow agent (“Escrow Agent”).”

1.3    Exhibit 2.6(a) is hereby deleted in its entirety and replaced with the amended Exhibit 2.6(a) attached hereto.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to be executed by their respective authorized representatives.

ScPHARMACEUTICALS INC.	SENSILE HOLDING AG

/s/ Pieter Muntendam	/s/ E. Conradi
Signature	Signature

Pieter Muntendam	Erwin Conradi
Name	Name

President	President of the Board of Directors
Title	Title

SENSILE MEDICAL AG	SENSILE PAT AG

/s/ Derek Brandt /s/ Lars Birkmann	/s/ E. Conradi
Signature	Signature

Derek Brandt Lars Birkmann	Erwin Conradi
Name	Name

CEO Head BS	President of the Board of Directors
Title	Title

Signature Page to First Amendment

EXHIBIT 2.6(a)

Minimum Disposable Component Unit Volumes (amended)

Minimum Volume Calculation	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Minimum Disposable Units	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incremental Disposable Units per Additional Field

following Regulatory Approval	[***]	[***]	[***]

Incremental Disposable Units	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Amendment #2

To License Agreement

This Amendment #2 (“Amendment #2”), dated August 5, 2016 (“Amendment Effective Date”), to the License Agreement dated June 29, 2015 (the “Agreement”), is by and among scPharmaceuticals Inc. (“scPharma”) and Sensile Medical AG, Sensile Holding AG and Sensile Patent AG (“Sensile”).

Unless defined herein, words used in this Amendment #2 as defined terms shall have the same meanings herein as in the Agreement.

RECITALS

WHEREAS, scPharma and Sensile each desire to amend the terms of the Agreement as described in this Amendment; and

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements herein contained, the Parties hereto agree as follows:

1.    Section 6.3 (a). Section 6.3(a) of the Agreement is deleted in its entirety and replaced with the following amended 6.3(a):

“6.3 Enforcement. [***]. Each of the Parties shall notify the other Party within [***] if they become aware of any such Infringement Action. [***]. The Party commencing legal action (the “Defending Party”) shall, unless otherwise agreed in writing, [***]. The Defending Party shall consider in good faith requests and comments by the other Party.”

2.    Effectiveness of Agreement and Amendment #2. Except as expressly provided herein, nothing in this Amendment #2 shall be deemed to waive or modify any of the provisions of the Agreement, which otherwise remains in full force and effect. In the event of any conflict between the Agreement and this Amendment #2, this Amendment #2 shall prevail with respect to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment #2 as of the Amendment Effective Date.

scPharmaceuticals Inc.		Sensile Medical AG

By:	/s/ Pieter Muntendam	By:	/s/ E. Conradi /s/ Lars Birkmann

Name:	Pieter Muntendam	Name:	E. Conradi Lars Birkmann

Title:	President	Title:	Chairman Head of Business Support

Date:	7/29/2016	Date:	5/8/2016 5/8/2016

Sensile Patent AG		Sensile Holding AG

By:	/s/ E. Conradi	By:	/s/ E. Conradi

Name:	E. Conradi	Name:	E. Conradi

Title:	Chairman	Title:	Chairman

Date:	5/8/2016	Date:	5/8/2016

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIRD AMENDMENT TO LICENSE AGREEMENT

This THIRD AMENDMENT TO LICENSE AGREEMENT (this “Third Amendment”) is made and entered into this 22 day of November, 2016 (the “Third Amendment Effective Date”) by and among scPharmaceuticals Inc., having an address at 131 Hartwell Avenue, Suite 215, Lexington, MA 02421 (“scPharma”) and Sensile Medical AG, having an address at Fabrikstrasse 10, CH-4614 Hägendorf, Switzerland (“Sensile Med”) and Sensile Holding AG (“Sensile Holding”) and Sensile Patent AG (“Sensile Patent”), both having an address at Zuger Strasse 76b, CH-6340, Baar, Switzerland (Sensile Med, Sensile Holding and Sensile Patent together in any combination, “Sensile”) (each of scPharma, Sensile Med, Sensile Holding and Sensile Patent, a “Party” and, collectively, the “Parties”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement (defined below).

RECITALS

WHEREAS, the parties entered into that certain License Agreement dated June 29, 2015, as amended by that First Amendment to License Agreement dated June 29, 2016 and that Second Amendment to Non-Exclusive License Agreement dated August 5, 2016 (as amended, the “License Agreement”) pursuant to which scPharma licensed certain products owned by Sensile to perform development activities required to commercialize such products; and

WHEREAS, the Parties wish to amend the License Agreement by modifying the exclusivity provisions therein.

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth in this Amendment, the Parties have agreed as follows:

AGREEMENT

1.1    Section 2.6(a)(i) of the License Agreement is hereby amended by deleting the date “[***]” and replacing it with “[***]”.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Third Amendment to be executed by their respective authorized representatives.

ScPHARMACEUTICALS INC.	SENSILE HOLDING AG

/s/ Pieter Muntendam	/s/ E. Conradi
Signature	Signature

Pieter Muntendam	Conradi, Erwin
Name	Name

President and CEO	President
Title	Title

SENSILE MEDICAL AG	SENSILE PATENT AG

/s/ Derek Brandt	/s/ E. Conradi
Signature	Signature

Derek Brandt	Conradi, Erwin
Name	Name

CEO	President
Title	Title

/s/ Sandra de Haan

Sandra de Haan

Head BD

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FOURTH AMENDMENT TO LICENSE AGREEMENT

This FOURTH AMENDMENT TO LICENSE AGREEMENT (this “Fourth Amendment”) is made and entered into this 25th day of February, 2017 (the “Fourth Amendment Effective Date”) by and among scPharmaceuticals Inc., having an address at 131 Hartwell Avenue, Suite 215, Lexington, MA 02421 (“scPharma’”) and Sensile Medical AG, having an address at Fabrikstrasse 10, CH-4614 Hägendorf, Switzerland (“Sensile Med”) and Sensile Holding AG (“Sensile Holding”) and Sensile Patent AG (“Sensile Patent”), both having an address at Zuger Strasse 76b, CH-6340, Baar, Switzerland (Sensile Med, Sensile Holding and Sensile Patent together in any combination, “Sensile”) (each of scPharma, Sensile Med, Sensile Holding and Sensile Patent, a “Party” and, collectively, the “Parties”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement (defined below).

RECITALS

WHEREAS, the Parties entered into that certain License Agreement dated June 29, 2015 as amended by that First Amendment to License Agreement dated June 29, 2016, that Second Amendment to Non-Exclusive License Agreement dated August 5, 2016 and that Third Amendment to License Agreement dated November 22, 2016 (as amended, the “License Agreement”) pursuant to which scPharma licensed certain products owned by Sensile to perform development activities required to commercialize such products; and

WHEREAS, the Parties wish to amend the License Agreement by modifying the terms as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth in this Amendment, the Parties have agreed as follows:

AGREEMENT

1.1    Section 2.6(a)(i) of the License Agreement is hereby amended by deleting the date “[***]” and replacing it with “[***]”.

1.2    Exhibit 2.6(a) is hereby deleted in its entirety and replaced with the amended Exhibit 2.6(a) attached hereto.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Fourth Amendment to be executed by their respective authorized representatives.

ScPHARMACEUTICALS INC.	SENSILE HOLDING AG

/s/ John Tucker	/s/ E. Conradi
Signature	Signature

John Tucker	Conradi, E.
Name	Name

CEO	President
Title	Title

SENSILE MEDICAL AG	SENSILE PATENT AG

/s/ Derek Brandt	/s/ E. Conradi
Signature	Signature

Derek Brandt	Conradi, E.
Name	Name

CEO	President
Title	Title

Signature Page to First Amendment

EXHIBIT 2.6(a)

Minimum Disposable Component Unit Volumes (amended)

Minimum Volume Calculation

following Regulatory Approval of furosemide	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Disposable Units	[***]	[***]	[***]	[***]	[***]	[***]

Incremental Disposable Units per Additional Field
following Regulatory Approval	[***]	[***]	[***]
Incremental Disposable Units	[***]	[***]	[***]

For purposes of this Exhibit 2.6(a), “Year 1” means the period beginning on the date of the applicable Regulatory Approval and ending one (1) year after Regulatory Approval. “Year 2” means the second year after such Regulatory Approval (i.e., the one-year period following Year 1), “Year 3” means the third year after such Regulatory Approval, and so on.